UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2012

LEUCADIA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 Park Avenue South

New York, New York 10010

(Address of principal executive offices, including zip code)

212-460-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Merger Agreement

On November 11, 2012, Leucadia National Corporation (the “Company”) and its wholly-owned subsidiary, Limestone Merger Sub, LLC, entered into an Agreement and Plan of Merger with Jefferies Group, Inc. (“Jefferies”) and its subsidiaries, JSP Holdings, Inc., and Jasper Merger Sub, Inc. (the “Merger Agreement”) pursuant to which, subject to the terms and conditions of the Merger Agreement, Jefferies will become a wholly-owned subsidiary of Leucadia (the “Merger”).

At the effective time of the Merger, each former Jefferies share of common stock, par value $0.0001 per share (excluding Jefferies shares held by the Company), will be converted into the right to receive 0.81 of a Company common share (the “Exchange Ratio”). The Exchange Ratio is fixed and will not be adjusted for changes in the market value of the Company common shares or Jefferies common stock.

The Company will not assume or guarantee any of Jefferies’ outstanding debt securities, but Jefferies’ 3.875% Convertible Senior Debentures due 2029 will become convertible into common shares of the Company following the Merger, giving effect to the Exchange Ratio. Additionally, if not redeemed by Jefferies prior to the effective time of the Merger, Jefferies’ 3.25% Series A Convertible Cumulative Preferred Stock will be exchanged for a comparable series of convertible preferred shares of the Company.

In connection with the Merger, each outstanding stock option to purchase shares of Jefferies common stock, each restricted share of Jefferies common stock and each performance based restricted stock unit of Jefferies Common Stock will at the effective time of the Merger, be converted at the Exchange Ratio into an award of options, restricted shares or restricted stock units of the Company, with all such awards subject to the same terms and conditions, including, without limitation, vesting and, in the case of performance-based restricted stock units, performance being measured at current targets.

The respective boards of directors of the Company and Jefferies have approved the Merger Agreement and have agreed to recommend that their shareholders take favorable action in connection with the Merger. The Company and Jefferies each have agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations. However, the board of directors of the Company and Jefferies may, subject to certain conditions, change its favorable recommendation to shareholders if, in connection with receipt of an alternative proposal that the board determines constitutes a “superior proposal” as defined in the Merger Agreement, such board determines in good faith that a failure to effect such a change in recommendation would be inconsistent with its fiduciary duties or if, in connection with an event occurring after the date of the Merger Agreement that was not reasonably foreseeable at the time of the Merger Agreement, it determines in good faith that a failure to effect such a change in recommendation would be inconsistent with its fiduciary duties. However, neither the Company nor Jefferies may terminate the Merger Agreement or fail to hold its stockholders meeting in the event of a change in recommendation.

The completion of the Merger is subject to satisfaction or waiver of customary closing conditions, including: approval by the Company’s shareholders (by the vote of a majority of the shares cast, assuming a majority of shares outstanding are voted) and by the Jefferies’ stockholders (by the vote of a majority of the outstanding shares) and the receipt of opinions that the Merger will qualify for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The completion of the Merger is not conditioned on receipt of financing by the Company.

The Merger Agreement also contains customary representations and warranties of the parties and certain covenants and agreements, including the spin-off, prior to consummation of the Merger, of the Company’s winery subsidiary, Crimson Wine Group, Ltd., in a distribution that is intended to be tax-free to shareholders of the Company. The Merger Agreement contains certain termination rights for both the Company and Jefferies and provides that, upon termination of the Merger Agreement, under certain circumstances, each party may be required to pay the other party a termination fee equal to $90 million and/or, in certain other circumstances where the Merger Agreement is terminated, a party may be required to reimburse the other party for its expenses up to $3 million.

The Merger Agreement provides that if a stockholder of Jefferies (or group of such stockholders) would become entitled to receive in the Merger a number of the Company’s common shares in exchange for such stockholder’s Jefferies common stock that, together with any Company common shares such stockholder (or group) already owns, would equal or exceed 5% of the Company’s outstanding common shares or total equity, a number of the Company common shares otherwise deliverable to such Jefferies’ stockholder (or group) will be sold for cash (and not so delivered) so that the total number of the Company common shares held by such former stockholder (or group) would be less than 5% of the Company’s outstanding common shares or total equity after giving effect to the Merger. The amount of the sale proceeds that would be paid to any such stockholder is described in the Merger Agreement which is an exhibit hereto. In addition, the board of directors of the Company has approved and has recommended that its shareholders approve an amendment to its Certificate of Incorporation adopting changes to the existing transfer restrictions that would apply to an acquisition transaction such as the Merger (including the Merger itself) unless the restriction is specifically waived by the Company’s board of directors. Consummation of the Merger is not conditioned upon approval of this amendment.

The Merger Agreement is filed as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about the Company, Jefferies or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Jefferies or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreements

Simultaneously with execution of the Merger Agreement, at the request of Jefferies, the Company (which, through its indirect wholly owned subsidiary, BEI Jeffvest, LLC, a Delaware limited liability company, holds approximately 28.6% of the outstanding shares of common stock of Jefferies), entered into a Voting Agreement dated November 11, 2012 pursuant to which the Company has agreed to vote, and to cause its subsidiary to vote, its Jefferies shares in favor of the Merger (the “Leucadia Voting Agreement”).

Jefferies has also entered into a separate voting agreements with each of (i) Ian M. Cumming, (with respect to 8.64% of the Company’s outstanding common shares) and Joseph S. Steinberg (with respect to 9.63% of the Company’s outstanding common shares) pursuant to which, on a several basis, each has agreed to vote such Company common shares in favor of the Merger (such voting agreements, the “Executive’s Voting Agreements”) and (ii) Richard B. Handler, Chairman of the Board and Chief Executive Officer of Jefferies, and Brian P. Friedman, Chairman of the Executive Committee of Jefferies (the “Jefferies Voting Agreements”) pursuant to which, on a several basis, each has agreed to vote his Jefferies shares in favor of the Merger.

The Leucadia Voting Agreement, the Executive’s Voting Agreements and the Jefferies Voting Agreements (collectively, the “Voting Agreements”) will each terminate upon the earliest of (i) the date on which the Merger becomes effective, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the mutual agreement of the parties to the Voting Agreement.

The foregoing summary of the Voting Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 which are incorporated herein by reference.

On November 12, 2012, the Company and Jefferies issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, Ian M. Cumming, the Company’s Chairman and Chief Executive Officer, has agreed that, effective upon the consummation of the Merger, Mr. Cumming will resign as Chairman and Chief Executive Officer of the Company and its subsidiaries. Mr. Cumming will continue as a director of the Company, as well as of the Company’s affiliate, HomeFed Corporation, and Crimson Wine Group, Ltd.

In connection with this resignation, upon the effective time, Mr. Cumming’s employment agreement with the Company will be terminated and Mr. Cumming will be entitled to the benefits set forth on Exhibit 99.2 hereto.

The Company’s press release dated November 12, 2012 announcing Mr. Cumming’s resignation in connection with the effectiveness of the Merger is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 12, 2012, the Company and Jefferies made available a presentation related to the Merger. Exhibit 99.3 attached hereto, which is incorporated into Item 7.01 hereof, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits

2.1	Agreement and Plan of Merger, dated as of November 11, 2012, by and among Leucadia National Corporation, Limestone Merger Sub, LLC, Jefferies Group, Inc., Jasper Holdings, Inc. and Jasper Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.1	Voting Agreement, dated as of November 11, 2012, by and among the Company, BEI Jeffvest, LLC and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.2	Voting Agreement, dated as of November 11, 2012, by and between Ian M. Cumming and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.3	Voting Agreement, dated as of November 11, 2012, by and between Joseph S. Steinberg and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.4	Voting Agreement, dated as of November 11, 2012, by and between Richard B. Handler and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.5	Voting Agreement, dated as of November 11, 2012, by and between Brian P. Friedman and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

99.1	Joint Press Release dated November 12, 2012 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

99.2	Memo of Terms

99.3	November 12, 2012 Presentation

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Leucadia National Corporation (the “Company”) plans to file with the SEC a Registration Statement on Form S-4 in connection with the proposed transaction, and the Company and Jefferies Group, Inc. (“Jefferies”) plan to file with the SEC and mail to their respective stockholders a Joint Proxy/Information Statement/Prospectus in connection with the proposed transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY/INFORMATION STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, JEFFERIES, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/INFORMATION STATEMENT/PROSPECTUS CAREFULLY WHEN THEY BECOME AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy/Information Statement/Prospectus and other documents filed with the SEC by the Company and Jefferies through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy/Information Statement/Prospectus by phone, e-mail or written request by contacting the investor relations department of the Company or Jefferies at the following:

Leucadia National Corporation:	Jefferies Group, Inc.:
315 Park Avenue South	520 Madison Avenue, 10th Floor
New York, New York 10010	New York, New York 10022
Attention: Investor Relations	Attention: Investor Relations
Phone: (212) 460-1900	Phone: (212) 284-2550
info@jefferies.com

PARTICIPANTS IN THE SOLICITATION

The Company and Jefferies, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Form 10-K for the year ended December 31, 2011, and its proxy statement, dated April 13, 2012, which have been filed with the SEC. Information regarding Jefferies’ directors and executive officers is contained in Jefferies’ Form 10-K for the year ended November 30, 2011 and its proxy statement dated May 7, 2012, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Joint Proxy/Information Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed transaction between the Company and Jefferies, the expected timetable for completing the proposed transactions, future financial and operating results, benefits and synergies of the proposed transactions, future opportunities for the combined company, the disposal of the Company’s assets, and any other statements about the Company or Jefferies’ managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” estimates and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the proposed transaction; the ability to obtain the requisite regulatory approvals, stockholder approvals and the satisfaction of other conditions to consummation of the transaction; the Company’s ability to consummate contemplated asset disposals; the ability of the Company to successfully integrate Jefferies’ operations and employees; the ability to realize anticipated synergies and cost savings; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, suppliers, customers and competitors; the ability to achieve revenue growth; national, international, regional and local economic, competitive and regulatory conditions and developments; technological developments; capital and credit markets conditions; inflation rates; interest rates; regulatory and other restrictions; environmental conditions; business and regulatory or legal decisions; the pace of regulation of the financial services industry; the timing and success of business development efforts; terrorism; and the other factors described in the Company’s and Jefferies’ 2011 Annual Reports on Form 10-K and their most recent quarterly reports filed with the SEC. The Company and Jefferies disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

By:	/s/ Joseph A. Orlando
Name:	Joseph A. Orlando
Title:	Vice President

Date:	November 13, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 11, 2012, by and among Leucadia National Corporation, Limestone Merger Sub, LLC, Jefferies Group, Inc., Jasper Holdings, Inc. and Jasper Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.1	Voting Agreement, dated as of November 11, 2012, by and among the Company, BEI Jeffvest, LLC and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.2	Voting Agreement, dated as of November 11, 2012, by and between Ian M. Cumming and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.3	Voting Agreement, dated as of November 11, 2012, by and between Joseph S. Steinberg and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.4	Voting Agreement, dated as of November 11, 2012, by and between Richard B. Handler and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

10.5	Voting Agreement, dated as of November 11, 2012, by and between Brian P. Friedman and Jefferies Group, Inc. (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

99.1	Joint Press Release dated November 12, 2012 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Jefferies Group, Inc. on November 13, 2012).

99.2	Memo of Terms

99.3	November 12, 2012 Presentation